UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21162

Name of Fund: BlackRock Basic Value Principal Protected Fund of
              BlackRock Principal Protected Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2008

Date of reporting period: 07/01/2007 - 06/30/2008

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Basic Value Principal Protected Fund                         BLACKROCK
OF BLACKROCK PRINCIPAL PROTECTED TRUST

ANNUAL REPORT | JUNE 30, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
About Fund Performance ...................................................     6
Disclosure of Expenses ...................................................     6
Portfolio Summary ........................................................     7
Financial Statements:
  Schedule of Investments ................................................     8
  Statement of Assets and Liabilities ....................................    10
  Statement of Operations ................................................    11
  Statements of Changes in Net Assets ....................................    12
Financial Highlights .....................................................    13
Notes to Financial Statements ............................................    15
Report of Independent Registered Public Accounting Firm ..................    20
Important Tax Information (Unaudited) ....................................    20
Disclosure of Investment Advisory Agreement and Subadvisory Agreement ....    21
Officers and Trustees ....................................................    25
Additional Information ...................................................    29
Mutual Fund Family .......................................................    31


2       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

A Letter to Shareholders

Dear Shareholder

Throughout the past year, investors were overwhelmed by lingering credit and financial market troubles, surging oil prices and more recently, renewed inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the "Fed") has been aggressive in its attempts to stoke economic growth and ease financial market instability. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. As widely anticipated, the end of the period saw a pause in Fed action, as the central bank held the target rate steady at 2.0% amid rising inflationary pressures.

As the Fed's bold response to the financial crisis helped ease credit turmoil and investor anxiety, U.S. equity markets sank sharply over the last six months, notwithstanding a brief rally in the spring. International markets were not immune to the tumult, with most regions also registering declines.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), with investors continuing to seek safety as part of a broader flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March 2008, climbed up to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged.

Tax-exempt issues eked out gains for the reporting period, but underperformed their taxable counterparts, as the group continued to be pressured by problems among municipal bond insurers and the breakdown in the market for auction rate securities.

The major benchmark indexes generated results that largely reflected heightened investor risk aversion:

Total Returns as of June 30, 2008                                                        6-month      12-month
==============================================================================================================
U.S. equities (S&P 500 Index)                                                            (11.91)%      (13.12)%
--------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                              (9.37)%      (16.19)%
--------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        (10.96)%      (10.61)%
--------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Index)                                        1.13%         7.12%
--------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                             0.02%         3.23%
--------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)       (1.08)%       (1.74)%
--------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today's volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary

Portfolio Management Commentary

      How did the Fund perform?

o Fund returns for the annual period modestly outpaced the benchmark S&P 500 Citigroup Value Index, but lagged the broad-market S&P 500 Index.

o Large-cap stocks trailed their smaller counterparts and in terms of investment style, value underperformed growth. Bonds, as measured by the Lehman Brothers U.S. Aggregate Index, outperformed stocks for the annual period.

      What factors influenced performance?

o Favorable stock selection in the consumer discretionary and industrials sectors enhanced Fund performance for the annual period. From a sector allocation perspective, the Fund benefited from an underweight in financials (particularly commercial banks, mortgages and real estate development) and an overweight in health care. An overweight in energy also aided comparative results. Individual holdings that had the greatest positive impact on relative returns included Halliburton Co., Exxon Mobil Corp., BJ Services Co., Tyco International Ltd. and International Business Machines Corp.

o Detracting from Fund performance was stock selection within both the telecommunication services sector, where Qwest Communications International, Inc. underperformed, and the materials sector.

o In information technology (IT), the benefits reaped from overweighting the sector were not enough to offset the negative impact of stock selection, most notably in the semiconductor, IT services, communications equipment and computers & peripherals subsectors. Similarly, positive performance resulting from an overweight in consumer staples (especially food products and household durables) was partially offset by poor stock selection in the sector. An underweight in utilities also did not produce the results we anticipated. Individual holdings that negatively impacted performance were American International Group, Inc., Alcatel SA, Micron Technology, Inc., Morgan Stanley and Unisys Corp.

o Later in the period, market conditions triggered a rebalance of the Fund to include a fixed income component; this, too, detracted from performance.

      Describe recent portfolio activity.

o We increased the Fund's exposure to financials, information technology and health care. We added to existing holdings within these sectors and initiated positions in Lehman Brothers Holdings, Inc., Analog Devices, Inc., Covidien Ltd., MetLife, Inc. and Nordstrom, Inc.

o We trimmed exposure to industrials and energy. In other sectors of the Fund, we sold Taiwan Semiconductor Manufacturing Co., Ltd., Alcatel SA, Coca-Cola Enterprises, Inc., Comcast Corp. and Sprint Nextel Corp.

o Market conditions triggered a rebalance to include the addition of fixed income instruments, along with equities and options.

      Describe Fund positioning at period-end.

o As of June 30, 2008, the Fund had overweights in information technology and energy, and was underweight in financials, industrials, utilities, consumer discretionary, consumer staples, telecommunication services and materials. The Fund was neutral in health care.

Expense Example

                                              Actual                                               Hypothetical 2
                         -----------------------------------------------------  ----------------------------------------------------
                             Beginning        Ending                               Beginning         Ending
                           Account Value   Account Value     Expenses Paid       Account Value    Account Value    Expenses Paid
                         January 1, 2008   June 30, 2008   During the Period 1  January 1, 2008   June 30, 2008  During the Period 1
------------------------------------------------------------------------------------------------------------------------------------
Institutional .........       $1,000          $864.30           $ 8.25              $1,000          $1,016.05         $ 8.92
Investor A ............       $1,000          $864.30           $ 9.32              $1,000          $1,014.90         $10.07
Investor B ............       $1,000          $860.60           $12.95              $1,000          $1,010.98         $14.00
Investor C ............       $1,000          $860.80           $12.95              $1,000          $1,010.98         $14.00
------------------------------------------------------------------------------------------------------------------------------------

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.78% for Institutional, 2.01% for Investor A, 2.80% for Investor B and 2.80% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

      See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.


4       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

Price-to-Book    Machinery

A line graph depicting the growth of an investment in the Fund's Institutional Shares and Investor A Shares compared to growth of an investment in the S&P 500(R) Index, the S&P 500 Citigroup Value Index and the Lehman Brothers U.S. Aggregate Index. Values are from November 13, 2002 through June 2008.

                                                                                S&P 500     Lehman Brothers
                      Institutional       Investor A      S&P 500(R)    Citigroup Value      U.S. Aggregate
                        Shares(1,2)      Shares(1,2)        Index(3)           Index(4)            Index(5)
11/13/02(6)                 $10,000          $ 9,475         $10,000            $10,000             $10,000
6/03                        $10,563          $ 9,990         $11,169            $11,334             $10,536
6/04                        $11,687          $11,033         $13,303            $13,896             $10,569
6/05                        $11,829          $11,140         $14,144            $15,455             $11,288
6/06                        $12,920          $12,135         $15,365            $17,758             $11,197
6/07                        $16,036          $15,016         $18,529            $21,623             $11,883
6/08                        $12,927          $12,088         $16,098            $17,245             $12,729

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Fund invests primarily in common stocks and in U.S. Treasury bonds, including zero-coupon bonds.
3 This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.
4 This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.
5 This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.
6     Commencement of operations.

Performance Summary for the Period Ended June 30, 2008

                                                                                   Average Annual Total Returns 1
                                                                 -------------------------------------------------------------------
                                                                        1 Year                 5 Years            Since Inception 2
                                                                 --------------------    -------------------     -------------------
                                                    6-Month      w/o sales    w/sales    w/o sales   w/sales     w/o sales   w/sales
                                                 Total Returns    charge      charge      charge     charge       charge     charge
------------------------------------------------------------------------------------------------------------------------------------
Institutional ................................      (13.57)%      (19.39)%        --       4.12%        --         4.67%        --
Investor A ...................................      (13.57)       (19.50)     (23.72)%     3.89       2.77%        4.42       3.43%
Investor B ...................................      (13.94)       (20.14)     (23.25)      3.08       2.78         3.62       3.48
Investor C ...................................      (13.92)       (20.20)     (20.89)      3.08       3.08         3.61       3.61
Lehman Brothers U.S. Aggregate Index .........        1.13          7.12          --       3.86         --         4.38         --
S&P 500 Index ................................      (11.91)       (13.12)         --       7.58         --         8.83         --
S&P 500 Citigroup Value Index ................      (16.04)       (20.25)         --       8.76         --        10.17         --
------------------------------------------------------------------------------------------------------------------------------------

1 Assuming maximum sales charges. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.
2     The Fund commenced operations on 11/13/02.

      Past performance is not indicative of future results.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       5

About Fund Performance

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


6       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

Portfolio Summary

As of June 30, 2008

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ....................................................     4%
Bristol-Myers Squibb Co. .............................................     3
Halliburton Co. ......................................................     3
Time Warner, Inc. ....................................................     3
International Business Machines Corp. ................................     3
JPMorgan Chase & Co. .................................................     3
Xerox Corp. ..........................................................     2
The Travelers Cos., Inc. .............................................     2
BJ Services Co. ......................................................     2
Unilever NV ..........................................................     2
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Pharmaceuticals ......................................................     7%
Semiconductors & Semiconductor Equipment .............................     7
Oil, Gas & Consumable Fuels ..........................................     6
Insurance ............................................................     6
Food Products ........................................................     6
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

--------------------------------------------------------------------------------
                                                                      Percent of
Investment Criteria                                        Long-Term Investments
--------------------------------------------------------------------------------
Above-Average Yield ..................................................    29%
U.S. Government Obligations ..........................................    20
Low Price-to-Book Value ..............................................    20
Below-Average Price/Earnings Ratio ...................................    19
Special Situations ...................................................    10
Price-to-Cash Flow ...................................................     2
--------------------------------------------------------------------------------


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       7

Schedule of Investments June 30, 2008

                                                                                                                          Percent of
                 Industry                                 Shares   Common Stocks                                Value     Net Assets
====================================================================================================================================
Above-Average    Diversified Telecommunication Services   51,340   AT&T Inc.                                $  1,729,645     1.7%
Yield            Metals & Mining                          41,399   Alcoa, Inc.                                 1,474,632     1.5
                 Semiconductors & Semiconductor           29,200   Analog Devices, Inc.                          927,684     0.9
                   Equipment
                 Capital Markets                          39,072   The Bank of New York Mellon Corp.           1,478,094     1.4
                 Pharmaceuticals                         146,500   Bristol-Myers Squibb Co.                    3,007,645     2.9
                 Oil, Gas & Consumable Fuels              14,400   Chevron Corp.                               1,427,472     1.4
                 Household Products                        7,700   Clorox Co.                                    401,940     0.4
                 Multi-Utilities                          21,900   Dominion Resources, Inc.                    1,040,031     1.0
                 Chemicals                                 9,700   The Dow Chemical Co.                          338,627     0.3
                 Chemicals                                47,300   E.I. du Pont de Nemours & Co.               2,028,697     2.0
                 Oil, Gas & Consumable Fuels              41,700   Exxon Mobil Corp.                           3,675,021     3.6
                 Industrial Conglomerates                 56,800   General Electric Co.                        1,515,992     1.5
                 Food Products                            30,800   General Mills, Inc.                         1,871,716     1.8
                 Aerospace & Defense                      16,400   Honeywell International, Inc.                 824,592     0.8
                 Diversified Financial Services           73,832   JPMorgan Chase & Co.                        2,533,176     2.5
                 Pharmaceuticals                          14,400   Johnson & Johnson                             926,496     0.9
                 Pharmaceuticals                          46,000   Pfizer, Inc.                                  803,620     0.8
                 Electric Utilities                       30,300   The Southern Co.                            1,058,076     1.0
                 Diversified Telecommunication Services   38,100   Verizon Communications, Inc.                1,348,740     1.3
                 Pharmaceuticals                          24,400   Wyeth                                       1,170,224     1.1
                                                                                                            ------------------------
                                                                                                              29,582,120    28.8
====================================================================================================================================
Below-Average    Insurance                                39,700   American International Group, Inc.          1,050,462     1.0
Price/Earnings   Diversified Financial Services           42,756   Bank of America Corp.                       1,020,586     1.0
Ratio            Health Care Providers & Services         13,100   Cardinal Health, Inc.                         675,698     0.7
                 Diversified Financial Services           43,800   Citigroup, Inc.                               734,088     0.7
                 Computers & Peripherals                  44,100   Hewlett-Packard Co.                         1,949,661     1.9
                 Food Products                            64,100   Kraft Foods, Inc.                           1,823,645     1.8
                 Insurance                                14,900   MetLife, Inc.                                 786,273     0.8
                 Capital Markets                          49,000   Morgan Stanley                              1,767,430     1.7
                 Multiline Retail                         14,100   Nordstrom, Inc.                               427,230     0.4
                 Aerospace & Defense                      19,100   Northrop Grumman Corp.                      1,277,790     1.2
                 Insurance                                 9,900   Prudential Financial, Inc.                    591,426     0.6
                 Consumer Finance                          9,200   SLM Corp. (a)                                 178,020     0.2
                 Insurance                                50,434   The Travelers Cos., Inc.                    2,188,835     2.1
                 Food Products                            72,400   Unilever NV (b)                             2,056,160     2.0
                 IT Services                             181,600   Unisys Corp. (a)                              717,320     0.7
                 Media                                    13,300   Viacom, Inc. Class B (a)                      406,182     0.4
                 Office Electronics                      174,400   Xerox Corp.                                 2,364,864     2.3
                                                                                                            ------------------------
                                                                                                              20,015,670    19.5
====================================================================================================================================
Low              Oil, Gas & Consumable Fuels               8,300   Anadarko Petroleum Corp.                      621,172     0.6
Price-to-Book    Machinery                                19,100   Deere & Co.                                 1,377,683     1.3
Value            Semiconductors & Semiconductor           69,600   Fairchild Semiconductor                       816,408     0.8
                   Equipment                                         International, Inc. (a)
                 Energy Equipment & Services              52,800   Halliburton Co.                             2,802,096     2.7
                 Insurance                                24,500   Hartford Financial Services Group, Inc.     1,581,965     1.5
                 Household Products                       27,700   Kimberly-Clark Corp.                        1,655,906     1.6
                 Semiconductors & Semiconductor          314,400   LSI Corp. (a)                               1,930,416     1.9
                   Equipment
                 Capital Markets                          35,800   Lehman Brothers Holdings, Inc.                709,198     0.7
                 Semiconductors & Semiconductor          271,200   Micron Technology, Inc. (a)                 1,627,200     1.6
                   Equipment
                 Aerospace & Defense                      32,700   Raytheon Co.                                1,840,356     1.8
                 Media                                   188,000   Time Warner, Inc.                           2,782,400     2.7
                 Industrial Conglomerates                 22,025   Tyco International Ltd.                       881,881     0.9
                 Media                                    38,900   Walt Disney Co.                             1,213,680     1.2
                 Commercial Banks                         13,000   Wells Fargo & Co.                             308,750     0.3
                                                                                                            ------------------------
                                                                                                              20,149,111    19.6
====================================================================================================================================

See Notes to Financial Statements.


8       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

Schedule of Investments (concluded)

                                                                                                                          Percent of
                 Industry                                 Shares   Common Stocks                                Value     Net Assets
====================================================================================================================================
Price-to-Cash    Oil, Gas & Consumable Fuels              10,100   Peabody Energy Corp.                     $    889,305     0.9%
Flow             Diversified Telecommunication Services  279,800   Qwest Communications International, Inc.    1,099,614     1.1
                                                                                                            ------------------------
                                                                                                               1,988,919     2.0
====================================================================================================================================
Special          Energy Equipment & Services              66,600   BJ Services Co.                             2,127,204     2.1
Situations       Health Care Equipment & Supplies         14,000   Baxter International, Inc.                    895,160     0.9
                 Health Care Equipment & Supplies         21,625   Covidien Ltd.                               1,035,621     1.0
                 Semiconductors & Semiconductor           74,800   Intel Corp.                                 1,606,704     1.6
                   Equipment
                 Computers & Peripherals                  22,900   International Business Machines Corp.       2,714,337     2.6
                 Pharmaceuticals                          76,100   Schering-Plough Corp.                       1,498,409     1.5
                                                                                                            ------------------------
                                                                                                               9,877,435     9.7
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Total Investments in Common Stocks
                                                                   (Cost -- $68,916,802)                      81,613,255    79.6
====================================================================================================================================

====================================================================================================================================

                                                            Par
                                                           (000)   U.S. Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
                 U.S. Government Obligations             $21,766   U.S. Treasury Strips, 2.687%,
                                                                      11/15/09 (c)                            21,047,853    20.5
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Total U.S. Government Obligations
                                                                   (Cost -- $21,012,743)                      21,047,853    20.5
====================================================================================================================================
                                                                   Total Investments Before Option Written
                                                                   (Cost -- $89,929,545*)                    102,661,108   100.1
====================================================================================================================================

====================================================================================================================================

                                                       Contracts   Options Written
====================================================================================================================================
                 Call Options Written                        140   Nordstrom, Inc., expiring
                                                                     January 2009 at $40                         (18,900)   (0.0)
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Total Options Written
                                                                   (Premiums Received -- $59,146)                (18,900)   (0.0)
====================================================================================================================================
                 Total Investments, Net of
                   Options Written                                                                           102,642,208   100.1

                 Liabilities in Excess of
                   Other Assets                                                                                  (63,550)   (0.1)
                                                                                                            ------------------------
                 Net Assets                                                                                 $102,578,658   100.0%
                                                                                                            ========================

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................    $ 93,675,503
                                                                   ============
      Gross unrealized appreciation ...........................    $ 16,545,926
      Gross unrealized depreciation ...........................      (7,560,321)
                                                                   ------------
      Net unrealized appreciation .............................    $  8,985,605
                                                                   ============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Represents a zero coupon bond. Rate shown reflects the effective yield at the time of purchase.
o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net
                                                        Activity        Interest
      Affiliate                                           (000)          Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
      Cash Sweep Series                                 $(2,000)        $39,471
      --------------------------------------------------------------------------

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications and investment criteria are unaudited.

See Notes to Financial Statements.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       9

Statement of Assets and Liabilities

June 30, 2008
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments at value -- unaffiliated (cost -- $89,929,545) .......................................................    $ 102,661,108
Investments sold receivable -- affiliated ........................................................................        9,957,634
Investments sold receivable ......................................................................................          350,274
Dividends receivable .............................................................................................          121,177
Interest receivable from affiliates ..............................................................................              613
Prepaid expenses .................................................................................................            4,760
Other assets .....................................................................................................              151
                                                                                                                      -------------
Total assets .....................................................................................................      113,095,717
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Options written at value (premiums received -- $59,146) ..........................................................           18,900
Investments purchased payable -- affiliated ......................................................................            4,748
Bank overdraft ...................................................................................................          213,892
Investments purchased payable ....................................................................................        9,835,797
Capital shares redeemed payable ..................................................................................          161,234
Distribution fees payable ........................................................................................           79,604
Financial warranty fees payable ..................................................................................           72,937
Investment advisory fees payable .................................................................................           58,289
Other affiliates payable .........................................................................................           22,026
Officer's and Trustees' fees payable .............................................................................               86
Other accrued expenses payable ...................................................................................           49,546
                                                                                                                      -------------
Total liabilities ................................................................................................       10,517,059
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net assets .......................................................................................................    $ 102,578,658
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital in excess of par, unlimited shares of no par value authorized ....................................    $  90,259,919
Accumulated net realized loss ....................................................................................         (453,070)
Net unrealized appreciation/depreciation .........................................................................       12,771,809
                                                                                                                      -------------
Net assets .......................................................................................................    $ 102,578,658
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Institutional -- Based on net assets of $4,308,310 and 486,665 beneficial interest outstanding ...................    $        8.85
                                                                                                                      =============
Investor A -- Based on net assets of $6,450,298 and 729,125 beneficial interest outstanding ......................    $        8.85
                                                                                                                      =============
Investor B -- Based on net assets of $53,767,594 and 6,088,759 beneficial interest outstanding ...................    $        8.83
                                                                                                                      =============
Investor C -- Based on net assets of $38,052,456 and 4,303,911 beneficial interest outstanding ...................    $        8.84
                                                                                                                      =============

See Notes to Financial Statements.


10       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

Statement of Operations

Year Ended June 30, 2008
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Dividends (net of $18,679 foreign withholding tax) ................................................................    $  2,934,004
Interest (including $39,471 from affiliates) ......................................................................         195,511
                                                                                                                       ------------
Total income ......................................................................................................       3,129,515
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Financial warranty ................................................................................................       1,129,226
Investment advisory ...............................................................................................         902,455
Service -- Investor A .............................................................................................          23,301
Service and distribution -- Investor B ............................................................................         730,430
Service and distribution -- Investor C ............................................................................         505,956
Transfer agent -- Institutional ...................................................................................           5,546
Transfer agent -- Investor A ......................................................................................           5,909
Transfer agent -- Investor B ......................................................................................          69,819
Transfer agent -- Investor C ......................................................................................          46,774
Accounting services ...............................................................................................          85,304
Professional ......................................................................................................          69,941
Printing ..........................................................................................................          47,672
Custodian .........................................................................................................          44,655
Officer and Trustees ..............................................................................................          21,399
Miscellaneous .....................................................................................................          16,549
                                                                                                                       ------------
Total expenses ....................................................................................................       3,704,936
                                                                                                                       ------------
Net investment loss ...............................................................................................        (575,421)
                                                                                                                       ------------
===================================================================================================================================
Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain from:
  Investments .....................................................................................................      10,058,573
  Options written .................................................................................................         143,985
                                                                                                                       ------------
                                                                                                                         10,202,558
                                                                                                                       ------------
Net change in unrealized appreciation/depreciation on:
  Investments .....................................................................................................     (39,240,920)
  Options written .................................................................................................         (13,705)
                                                                                                                       ------------
                                                                                                                        (39,254,625)
                                                                                                                       ------------
Total realized and unrealized loss ................................................................................     (29,052,067)
                                                                                                                       ------------
Net Decrease in Net Assets Resulting from Operations ..............................................................    $(29,627,488)
                                                                                                                       ============

See Notes to Financial Statements.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       11

Statements of Changes in Net Assets

                                                                                                                Year Ended
                                                                                                                 June 30,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                        2008              2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss ............................................................................    $    (575,421)    $    (792,734)
Net realized gain ..............................................................................       10,202,558        17,252,556
Net change in unrealized appreciation/depreciation .............................................      (39,254,625)       20,388,652
                                                                                                    -------------------------------
Net increase (decrease) in net assets resulting from operations ................................      (29,627,488)       36,848,474
                                                                                                    -------------------------------
===================================================================================================================================
Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain:
  Institutional ................................................................................         (900,099)         (670,861)
  Investor A ...................................................................................       (1,411,747)       (1,149,543)
  Investor B ...................................................................................      (10,517,239)       (6,788,916)
  Investor C ...................................................................................       (7,113,402)       (4,676,490)
                                                                                                    -------------------------------
Decrease in net assets resulting from distributions to shareholders ............................      (19,942,487)      (13,285,810)
                                                                                                    -------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets derived from beneficial interest transactions .......................      (19,969,554)      (30,710,156)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets ...................................................................      (69,539,529)       (7,147,492)
Beginning of year ..............................................................................      172,118,187       179,265,679
                                                                                                    -------------------------------
End of year ....................................................................................    $ 102,578,658     $ 172,118,187
                                                                                                    ===============================

See Notes to Financial Statements.


12       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

Financial Highlights

                                                        Institutional                                    Investor A
                                        ---------------------------------------------  --------------------------------------------
                                                         Year Ended                                      Year Ended
                                                          June 30,                                        June 30,
                                        ---------------------------------------------  --------------------------------------------
                                          2008      2007     2006      2005     2004     2008      2007     2006     2005     2004
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .... $ 12.87   $ 11.35  $ 10.90   $ 11.53  $ 10.55  $ 12.85   $ 11.34  $ 10.88  $ 11.52  $ 10.53
                                        ---------------------------------------------  --------------------------------------------
Net investment income 1 ...............    0.05      0.06     0.06      0.09     0.08     0.03      0.03     0.03     0.06     0.06
Net realized and unrealized gain (loss)   (2.27)     2.58     0.93      0.06     1.03    (2.27)     2.57     0.93     0.06     1.03
                                        ---------------------------------------------  --------------------------------------------
Net increase (decrease) from
  investment operations ...............   (2.22)     2.64     0.99      0.15     1.11    (2.24)     2.60     0.96     0.12     1.09
                                        ---------------------------------------------  --------------------------------------------
Dividends and distributions from:
    Net investment income .............      --        --       --        --    (0.13)      --        --       --       --    (0.10)
    Net realized gain .................   (1.80)    (1.12)   (0.54)    (0.78)      --    (1.76)    (1.09)   (0.50)   (0.76)      --
                                        ---------------------------------------------  --------------------------------------------
Total dividends and distributions .....   (1.80)    (1.12)   (0.54)    (0.78)   (0.13)   (1.76)    (1.09)   (0.50)   (0.76)   (0.10)
                                        ---------------------------------------------  --------------------------------------------
Net asset value, end of year .......... $  8.85   $ 12.87  $ 11.35   $ 10.90  $ 11.53  $  8.85   $ 12.85  $ 11.34  $ 10.88  $ 11.52
                                        =============================================  ============================================
===================================================================================================================================
Total Investment Return 2
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............  (19.39)%   24.12%    9.22%     1.22%   10.64%  (19.50)%   23.74%    8.93%    0.96%   10.44%
                                        =============================================  ============================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses ........................    1.76%     1.70%    1.69%     1.68%    1.75%    1.98%     1.95%    1.94%    1.93%    2.00%
                                        =============================================  ============================================
Net investment income .................    0.49%     0.47%    0.52%     0.82%    0.73%    0.26%     0.21%    0.27%    0.57%    0.51%
                                        =============================================  ============================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ......... $ 4,308   $ 7,393  $ 7,886   $10,503  $15,576  $ 6,450   $12,145  $ 6,637  $ 8,735  $13,022
                                        =============================================  ============================================
Portfolio turnover ....................      79%       33%      65%       65%      88%      79%       33%      65%      65%      88%
                                        =============================================  ============================================

1     Based on average shares outstanding.
2     Total investment returns exclude the effect of any sales charges.

See Notes to Financial Statements.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       13

Financial Highlights (concluded)

                                             Investor B                                            Investor C
                       ----------------------------------------------------   ----------------------------------------------------
                                             Year Ended                                            Year Ended
                                              June 30,                                              June 30,
                       ----------------------------------------------------   ----------------------------------------------------
                          2008       2007       2006       2005       2004       2008       2007       2006       2005       2004
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year .. $  12.81   $  11.23   $  10.77   $  11.45   $  10.48   $  12.83   $  11.25   $  10.78   $  11.45   $  10.48
                       ----------------------------------------------------   ----------------------------------------------------
Net investment loss 1     (0.06)     (0.06)     (0.05)     (0.02)     (0.03)     (0.06)     (0.07)     (0.05)     (0.02)     (0.03)
Net realized and
  unrealized gain
  (loss) .............    (2.26)      2.54       0.91       0.05       1.03      (2.27)      2.56       0.92       0.06       1.03
                       ----------------------------------------------------   ----------------------------------------------------
Net increase
  (decrease) from
  investment
  operations .........    (2.32)      2.48       0.86       0.03       1.00      (2.33)      2.49       0.87       0.04       1.00
                       ----------------------------------------------------   ----------------------------------------------------
Dividends and
  distributions from:
    Net investment
      income .........       --         --         --         --      (0.03)        --         --         --         --      (0.03)
    Net realized gain     (1.66)     (0.90)     (0.40)     (0.71)        --      (1.66)     (0.91)     (0.40)     (0.71)        --
                       ----------------------------------------------------   ----------------------------------------------------
Total dividends and
  distributions ......    (1.66)     (0.90)     (0.40)     (0.71)     (0.03)     (1.66)     (0.91)     (0.40)     (0.71)     (0.03)
                       ----------------------------------------------------   ----------------------------------------------------
Net asset value, end
  of year ............ $   8.83   $  12.81   $  11.23   $  10.77   $  11.45   $   8.84   $  12.83   $  11.25   $  10.78   $  11.45
                       ====================================================   ====================================================
==================================================================================================================================
Total Investment Return 2
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset
  value ..............   (20.14)%    22.78%      8.12%      0.19%      9.58%    (20.20)%    22.83%      8.15%      0.23%      9.54%
                       ====================================================   ====================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Total expenses .......     2.76%      2.71%      2.70%      2.70%      2.76%      2.75%      2.71%      2.70%      2.70%      2.76%
                       ====================================================   ====================================================
Net investment loss ..    (0.51)%    (0.54)%    (0.49)%    (0.20)%    (0.30)%    (0.50)%    (0.54)%    (0.49)%    (0.20)%    (0.29)%
                       ====================================================   ====================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000) ......... $ 53,768   $ 90,268   $100,584   $117,140   $144,787   $ 38,052   $ 62,312   $ 64,159   $ 78,110   $104,840
                       ====================================================   ====================================================
Portfolio turnover ...       79%        33%        65%        65%        88%        79%        33%        65%        65%        88%
                       ====================================================   ====================================================

1     Based on average shares outstanding.
2     Total investment returns exclude the effect of sales charges.

See Notes to Financial Statements.


14       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Basic Value Principal Protected Fund (the "Fund"), a series of BlackRock Principal Protected Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The Fund will be offered on a continuous basis after this date. During the Guarantee Period, the Fund will seek long-term growth of capital to the extent permitted by a strategy that seeks to use investments in common stocks, U.S. Treasury bonds, including zero-coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date.

The Trust, on behalf of the Fund, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the "Warranty Provider"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to 0.80% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, the Warranty Provider will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund's Board of Trustees (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       15
net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

      A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective December 31, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's federal tax returns remains open for the years ended June 30, 2005 through June 30, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Bank Overdraft: The Fund recorded a bank overdraft, which resulted from estimates of available cash.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact the Fund's financial statement disclosures, if any, is currently being assessed.


16       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact of the Fund's financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact of the Fund's financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch & Co. Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee of 0.65%, on an annual basis, of the average daily value of the Fund's net assets.

The Advisor has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the fund (excluding distribution and/or service fees) will not exceed 1.99%. This arrangement has a one-year term and is renewable.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended June 30, 2008, the Fund reimbursed the Advisor $2,399 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Service       Distribution
                                                        Fee             Fee
--------------------------------------------------------------------------------
Investor A ........................................    0.25%             --
Investor B ........................................    0.25%           0.75%
Investor C ........................................    0.25%           0.75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B and Investor C shareholders.

For the year ended June 30, 2008, affiliates received contingent deferred sales charges of $146,786 and $27 relating to transactions in Investor B and Investor C Shares, respectively. These amounts include payments to Hilliard Lyons, which was considered an affiliate for a portion of the year.

In addition, MLPF&S received $36,385 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2008.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended June 30, 2008, the Fund paid $115,074 in return for these services.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       17

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including the mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2008, the following amounts have been accrued by the Fund to reimburse the Advisor for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ..................................................    $   48
Investor A .....................................................    $  123
Investor B .....................................................    $1,170
Investor C .....................................................    $  756
--------------------------------------------------------------------------------

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2008 were $109,633,107 and $148,007,291, respectively.

Transactions in call options written for the year ended June 30, 2008 were as follows:

--------------------------------------------------------------------------------
                                                                        Premiums
Call Options Written                                    Contracts       Received
--------------------------------------------------------------------------------
Outstanding call options written, beginning of year        522        $ 158,871
Options written ....................................       847          148,531
Options exercised ..................................       (40)          (8,593)
Options expired ....................................      (294)         (69,237)
Options closed .....................................      (895)        (170,426)
                                                          ---------------------
Outstanding call options written, end of year ......       140        $  59,146
                                                          =====================

4. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2008.

5. Income Tax Information:

Reclassifications -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $575,421 has been reclassified between accumulated net realized capital loss and accumulated net investment loss as a result of permanent differences attributable to net operating losses. This reclassification has no effect on net assets or net asset values per share.

The tax character of distributions paid during the fiscal years ended June 30, 2008 and June 30, 2007 was as follows:

--------------------------------------------------------------------------------
                                                       6/30/2008      6/30/2007
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ................................    $ 1,591,190    $ 2,500,016
  Net long-term capital gains ....................     18,351,297     10,785,794
                                                      --------------------------
Total taxable distributions ......................    $19,942,487    $13,285,810
                                                      ==========================

As of June 30, 2008, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed long-term net capital gains ......................    $ 3,314,091
Net unrealized gains ...........................................      9,004,648*
                                                                    -----------
Total net accumulated earnings .................................    $12,318,739
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and deferral of losses on straddles.


18       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

Notes to Financial Statements (concluded)

6. Beneficial Interest Transactions:

Transactions in common stock for each class were as follows:

                                                                                Year Ended                       Year Ended
                                                                              June 30, 2008                    June 30, 2007
                                                                      ---------------------------       ---------------------------
                                                                          Shares         Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
  of distributions .............................................          80,130     $    834,956           51,343     $    607,387
Shares redeemed ................................................        (167,949)      (1,824,486)        (171,369)      (2,071,214)
                                                                      ---------------------------       ---------------------------
Net decrease ...................................................         (87,819)    $   (989,530)        (120,026)    $ (1,463,827)
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
  of distributions .............................................         124,048     $  1,293,822           90,723     $  1,073,378
Shares converted 1 .............................................              --               --          663,179        7,911,721
                                                                      ---------------------------       ---------------------------
Total issued ...................................................         124,048        1,293,822          753,902        8,985,099
Shares redeemed ................................................        (339,929)      (3,706,644)        (394,164)      (4,817,911)
                                                                      ---------------------------       ---------------------------
Net increase (decrease) ........................................        (215,881)    $ (2,412,822)         359,738     $  4,167,188
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
  of distributions .............................................         915,090     $  9,571,833          521,839     $  6,178,577
Shares redeemed or converted1 ..................................      (1,870,464)     (19,864,793)      (2,434,140)     (29,282,378)
                                                                      ---------------------------       ---------------------------
Net decrease ...................................................        (955,374)    $(10,292,960)      (1,912,301)    $(23,103,801)
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
  of distributions .............................................         628,571     $  6,581,139          368,117     $  4,362,187
Shares redeemed ................................................      (1,183,023)     (12,855,381)      (1,214,511)     (14,671,903)
                                                                      ---------------------------       ---------------------------
Net decrease ...................................................        (554,452)    $ (6,274,242)        (846,394)    $(10,309,716)
                                                                      ===========================       ===========================

1 In September 2006, certain brokerages, including a wholly owned subsidiary of Merrill Lynch, entered into a remediation agreement with a regulatory organization, which among other things, permitted certain shareholders of Investor B Shares to convert their shares into the Fund's Investor A Shares.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Principal Protected
Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value Principal Protected Fund, one of the funds constituting BlackRock Principal Protected Trust (the "Trust"), as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 25, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by the BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust to shareholders of record on December 11, 2007:

-------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ........................       100.00%

Dividends Qualifying for the Dividends Received
Deduction for Corporations .......................................       100.00%

Short-Term Capital Gain Dividends
for Non-U.S. Residents* ..........................................       100.00%
-------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividend eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund paid a long-term capital gain distribution of $1.536707 per share to shareholders of record on December 11, 2007.


20       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of BlackRock Basic Value Principal Protected Fund (the "Fund") of BlackRock Principal Protected Trust (the "Trust") met in April and June 2008 to consider the approval of the Fund's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Adviser"), the Fund's investment adviser. The Board also considered the approval of the Fund's subadvisory agreement (the "Subadvisory Agreement") between the Adviser and BlackRock Investment Management LLC (the "Subadviser"). The Adviser and the Subadviser are referred to herein as "BlackRock." For simplicity, the Fund and the Trust are referred to herein as the "Fund." The Advisory Agreement and the Subadvisory Agreement are referred to herein as the "Agreements."

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Trustees.

The Agreements

Upon the consummation of the combination of BlackRock's investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the "Transaction"), the Fund entered into the Advisory Agreement with an initial two-year term and the Adviser entered into the Subadvisory Agreement with the Subadviser with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreements' respective initial two-year term, the Board is required to consider the continuation of the Fund's Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund's Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund's investment objectives, policies and restrictions, (e) the Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock's business, including BlackRock's response to the increasing scale of its business.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       21

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

Board Considerations in Approving the Agreements

The Approval Process. At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreements. At an in-person meeting held on June 5 - 6, 2008, the Fund's Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Adviser and the Subadviser for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5 - 6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper ("Peers"); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund's shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the benefits of "soft dollars"), and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock's senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund's portfolio management team discussing Fund performance and the Fund's investment objectives, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock's investment personnel generally and the Fund's portfolio management team, BlackRock's portfolio trading capabilities, BlackRock's use of technology, BlackRock's commitment to compliance and BlackRock's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock's compensation structure with respect to the Fund's portfolio management team and BlackRock's ability to attract and retain high-quality talent.


22       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock's fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Trustees, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund's performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper's rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund's applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Fund ranked in the fourth, third and fourth quartiles on a net basis against its Lipper peer universe for the one-, three- and five-year periods ended December 31, 2007. In considering the Advisory Agreement, the Board discussed the Fund's disappointing performance with BlackRock. It was noted that the Fund's expenses for the insurance fee (0.8%) detracts from the Fund's net performance relative to its peer universe; without the insurance fee the Fund's performance would have been better than median for the three-year period and worse than median for the one- and five-year periods.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the
Fund: The Board, including the Independent Trustees, reviewed the Fund's contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock's financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock's profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board noted that BlackRock has agreed to contractually cap the total annual operating expenses of one or more share classes of the Fund, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints.

The Board concluded that the Fund's advisory fee structure was reasonable and that it would continue to review fees in connection with future renewals of the Agreements.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       23

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

D. Economies of Scale: The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock's overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that the Fund's management fee is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or "fall-out" benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in the Fund to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Adviser and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Adviser and the Subadviser for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund's shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees' conclusions may be based in part on their consideration of these arrangements in prior years.


24       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

Officers and Trustees

                                                                                              Number of
                                         Length of                                            BlackRock-
                           Position(s)   Time                                                 Advised Funds
Name, Address              Held with     Served as a  Principal Occupation(s)                 and Portfolios  Public
and Year of Birth          Fund          Trustee 2    During Past Five Years                  Overseen        Directorships
====================================================================================================================================
Non-Interested Trustees 1
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez        Chairman of   Since 2007   Formerly Director, Vice Chairman        37 Funds        ACE Limited (insurance
40 East 52nd Street        the Board,                 and Chief Financial Officer of          104 Portfolios  company); Eastman
New York, NY 10022         Trustee and                USX Corporation (energy and steel                       Chemical Company
1944                       Member of                  business) from 1991 to 2001.                            (chemical);
                           the Audit                                                                          RTI International
                           Committee                                                                          Metals, Inc. (metals);
                                                                                                              TYCO Electronics
                                                                                                              (electronics)
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss              Vice          Since 2007   Managing Director, FGW                   37 Funds       Watson Pharmaceutical
40 East 52nd Street        Chairman                   Associates (consulting and              104 Portfolios  Inc.
New York, NY 10022         of the                     investment company) since 1997;
1941                       Board,                     Director, Michael J. Fox
                           Chairman of                Foundation for Parkinson's
                           the Audit                  Research since 2000; Formerly
                           Committee                  Director of BTG International
                           and                        Plc (a global technology
                           Trustee                    commercialization company) from
                                                      2001 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha          Trustee       Since 2007   Director, The China Business             37 Funds       None
40 East 52nd Street                                   Group, Inc. (consulting firm)           104 Portfolios
New York, NY 10022                                    since 1996 and formerly
1944                                                  Executive Vice President thereof
                                                      from 1996 to 2003; Chairman of
                                                      the Board, Berkshire Holding
                                                      Corporation since 1980.
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond              Trustee       Since 2007   Formerly Trustee and Member of           37 Funds       None
40 East 52nd Street                                   the Governance Committee, State         104 Portfolios
New York, NY 10022                                    Street Research Mutual Funds
1946                                                  from 1997 to 2005; Formerly
                                                      Board Member of Governance,
                                                      Audit and Finance Committee,
                                                      Avaya Inc. (computer equipment)
                                                      from 2003 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton           Trustee       Since 2007   Managing General Partner, The            37 Funds       Knology, Inc.
40 East 52nd Street                                   Burton Partnership, LP (an              104 Portfolios  (telecommunications);
New York, NY 10022                                    investment partnership) since                           Capital Southwest
1944                                                  1979; Managing General Partner,                         (financial)
                                                      The South Atlantic Venture Funds
                                                      since 1983; Member of the
                                                      Investment Advisory Council of
                                                      the Florida State Board of
                                                      Administration from 2001 to
                                                      2007.
------------------------------------------------------------------------------------------------------------------------------------
Honorable                  Trustee       Since 2007   Partner and Head of                      37 Funds       UPS Corporation
Stuart E. Eizenstat                                   International Practice,                 104 Portfolios  (delivery service)
40 East 52nd Street                                   Covington and Burling (law firm)
New York, NY 10022                                    since 2001; International
1943                                                  Advisory Board Member, The Coca
                                                      Cola Company since 2002;
                                                      Advisory Board Member BT
                                                      Americas (telecommunications)
                                                      since 2004; Member of the Board
                                                      of Directors, Chicago Climate
                                                      Exchange (environmental) since
                                                      2006; Member of the
                                                      International Advisory Board GML
                                                      (energy) since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot           Trustee       Since 2005   Professor, Harvard University            37 Funds       None
40 East 52nd Street                                   since 1992.                             104 Portfolios
New York, NY 10022
1957
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez        Chairman of   Since 2007   Formerly Director, Vice Chairman         37 Funds       ACE Limited
40 East 52nd Street        the Board,                 and Chief Financial Officer of          104 Portfolios  (insurance company);
New York, NY 10022         Trustee and                USX Corporation (energy and                             Eastman Chemical
1944                       Member of                  steel business) from 1991 to                            Company (chemical);
                           the Audit                  2001.                                                   RTI International
                           Committee                                                                          Metals, Inc. (metals);
                                                                                                              TYCO Electronics
                                                                                                              (electronics)
------------------------------------------------------------------------------------------------------------------------------------
John F. O'Brien            Trustee       Since 2007   Trustee, Woods Hole                      37 Funds       Cabot Corporation
40 East 52nd Street                                   Oceanographic Institute since           104 Portfolios  (chemicals); LKQ
New York, NY 10022                                    2003; Formerly Director,                                Corporation (auto
1943                                                  Allmerica Financial Corporation                         parts manufacturing);
                                                      from 1995 to 2003; Formerly                             TJX Companies, Inc.
                                                      Director, ABIOMED from 1989 to                          (retailer)
                                                      2006; Formerly Director,
                                                      Ameresco, Inc. (energy solutions
                                                      company) from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       25

                                                                                              Number of
                                         Length of                                            BlackRock-
                           Position(s)   Time                                                 Advised Funds
Name, Address              Held with     Served as a  Principal Occupation(s)                 and Portfolios  Public
and Year of Birth          Fund          Trustee 2    During Past Five Years                  Overseen        Directorships
====================================================================================================================================
Non-Interested Trustees 1 (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo        Trustee       Since 2007   Shareholder, Modrall, Sperling,          37 Funds       None
40 East 52nd Street                                   Roehl, Harris & Sisk, P.A. (law         104 Portfolios
New York, NY 10022                                    firm) since 1993; Chairman of
1942                                                  the Board, Cooper's Inc.,
                                                      (retail) since 2000; Director of
                                                      ECMC Group (service provider to
                                                      students, schools and lenders)
                                                      since 2001; President Elect, The
                                                      American Law Institute
                                                      (non-profit), 2007; Formerly
                                                      President, American Bar
                                                      Association from 1995 to 1996.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid            Trustee       Since 2007   Self-employed consultant since           37 Funds       None
40 East 52nd Street                                   2001; Director and Secretary,           104 Portfolios
New York, NY 10022                                    SCB, Inc. (holding company)
1945                                                  since 1998; Director and
                                                      Secretary, SCB Partners, Inc.
                                                      (holding company) since 2000;
                                                      Formerly Director, Covenant
                                                      House (non-profit) from 2001 to
                                                      2004.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh             Trustee       Since 2007   Director, National Museum of             37 Funds       None
40 East 52nd Street                                   Wildlife Art since 2007;                104 Portfolios
New York, NY 10022                                    Director, Ruckleshaus Institute
1941                                                  and Haub School of Natural
                                                      Resources at the University of
                                                      Wyoming since 2006; Director,
                                                      The American Museum of Fly
                                                      Fishing since 1997; Formerly
                                                      Consultant with Putnam
                                                      Investments from 1993 to 2003;
                                                      Formerly Director, The National
                                                      Audubon Society from 1998 to
                                                      2005.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West            Trustee and   Since 2007   Dean Emeritus, New York                  37 Funds       Bowne & Co., Inc.
40 East 52nd Street        Member of                  University's Leonard N. Stern           104 Portfolios  (financial printers);
New York, NY 10022         the Audit                  School of Business                                      Vornado Realty Trust
1938                       Committee                  Administration since 1995.                              (real estate company);
                                                                                                              Alexander's Inc.
                                                                                                              (real estate company)
                           ---------------------------------------------------------------------------------------------------------
                           1     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           2     Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                                 ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows the trustees as joining the Fund's board in 2007, each trustee first became a member of the board of trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001;
                                 Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O'Brien since 2004; Roberta
                                 Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since
                                 1998; and Richard R. West since 1978.



26       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

                                                                                              Number of
                                         Length of                                            BlackRock-
                           Position(s)   Time                                                 Advised Funds
Name, Address              Held with     Served as a  Principal Occupation(s)                 and Portfolios  Public
and Year of Birth          Fund          Trustee      During Past Five Years                  Overseen        Directorships
====================================================================================================================================
Interested Trustees 1
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis           Trustee       Since 2007   Managing Director, BlackRock,           185 Funds       None
40 East 52nd Street                                   Inc. since 2005; Formerly Chief         295 Portfolios
New York, NY 10022                                    Executive Officer, State Street
1945                                                  Research & Management Company
                                                      from 2000 to 2005; Formerly
                                                      Chairman of the Board of
                                                      Trustees, State Street Research
                                                      Mutual Funds from 2000 to 2005;
                                                      Formerly Chairman, SSR Realty
                                                      from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink           Trustee       Since 2007   Chairman and Chief Executive             37 Funds       None
40 East 52nd Street                                   Officer of BlackRock, Inc. since        104 Portfolios
New York, NY 10022                                    its formation in 1998 and of
1952                                                  BlackRock, Inc.'s predecessor
                                                      entities since 1988 and Chairman
                                                      of the Executive and Management
                                                      Committees; Formerly Managing
                                                      Director, The First Boston
                                                      Corporation, Member of its
                                                      Management Committee, Co-head of
                                                      its Taxable Fixed Income
                                                      Division and Head of its
                                                      Mortgage and Real Estate
                                                      Products Group; Chairman of the
                                                      Board of several of BlackRock's
                                                      alternative investment vehicles;
                                                      Director of several of
                                                      BlackRock's offshore funds;
                                                      Member of the Board of Trustees
                                                      of New York University, Chair of
                                                      the Financial Affairs Committee
                                                      and a member of the Executive
                                                      Committee, the Ad Hoc Committee
                                                      on Board Governance, and the
                                                      Committee on Trustees;
                                                      Co-Chairman of the NYU Hospitals
                                                      Center Board of Trustees,
                                                      Chairman of the
                                                      Development/Trustee Stewardship
                                                      Committee and Chairman of the
                                                      Finance Committee; Trustee, The
                                                      Boys' Club of New York.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay               Trustee       Since 2007   Consultant, BlackRock, Inc.             184 Funds       None
40 East 52nd Street                                   since 2007; Formerly Managing           294 Portfolios
New York, NY 10022                                    Director, BlackRock, Inc. from
1947                                                  1989 to 2007; Formerly Chief
                                                      Administrative Officer,
                                                      BlackRock Advisors, LLC from
                                                      1998 to 2007; Formerly President
                                                      of BlackRock Funds and BlackRock
                                                      Bond Allocation Target Shares
                                                      from 2005 to 2007 and Treasurer
                                                      of certain closed-end funds in
                                                      the BlackRock fund complex from
                                                      1989 to 2006.
                           ---------------------------------------------------------------------------------------------------------
                           1     Messrs. Davis, Fink and Gabbay are all "interested persons," as defined in the Investment Company
                                 Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates.
                                 Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       27

Officers and Trustees (concluded)

                           Position(s)   Length of
Name, Address              Held with     Time
and Year of Birth          Fund          Served       Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund Officers 1
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Chief         Since 2007   Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street        Executive                  Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management,
New York, NY 10022         Officer                    L.P. ("FAM") in 2006; First Vice President thereof from 1997 to 2005;
1960                                                  Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to
                                                      1997.

------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley           Vice          Since 2007   Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of
40 East 52nd Street        President                  BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual Fund
New York, NY 10022                                    Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from
1962                                                  1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews            Chief         Since 2007   Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street        Financial                  President and Line of Business Head of Fund Accounting and Administration at
New York, NY 10022         Officer                    PFPC Inc. from 1992 to 2006.
1966
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife                Treasurer     Since 2007   Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
40 East 52nd Street                                   Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to
New York, NY 10022                                    2006; Director of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan          Chief         Since 2007   Chief Compliance Officer of the BlackRock-advised Funds since 2007;
40 East 52nd Street        Compliance                 Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007;
New York, NY 10022         Officer of                 Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director
1959                       the Fund                   and Senior Counsel of  BlackRock Advisors, Inc. from 2001 to 2004 and Vice
                                                      President and Senior Counsel thereof from 1998 to 2000; Formerly Senior
                                                      Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Secretary     Since 2007   Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                                   BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs
New York, NY 10022                                    Asset Management, L.P. from 1993 to 2006.
1965
                           ---------------------------------------------------------------------------------------------------------
                           1     Officers of the Fund serve at the pleasure of the Board of Trustees.
                           ---------------------------------------------------------------------------------------------------------
                                 Further information about the Fund's Officers and Trustees is available in the Fund's Statement of
                                 Additional Information, which can be obtained without charge by calling (800) 441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent

PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Willkie Farr & Gallagher LLP
New York, NY 10019

--------------------------------------------------------------------------------
If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Fund's Warranty Provider, or its parent corporation, Bank of America Corporation, please contact the Fund at (800) 441-7762.
--------------------------------------------------------------------------------


28       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock website at http://www.blackrock.com/edelivery
2)    Click on the applicable link and follow the steps to sign up
3)    Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       29

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund votes proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


30       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio
BlackRock Income Builder Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND       JUNE 30, 2008       31

This report is for shareholders only. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Basic Value Principal Protected Fund of
BlackRock Principal Protected Trust
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                      #BVPP-6/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            David O. Beim (term ended, effective November 1, 2007)
            James T. Flynn (term ended, effective November 1, 2007)
            Robert M. Hernandez (term began, effective November 1, 2007)
            W. Carl Kester (term ended, effective November 1, 2007)
            Karen P. Robards (term ended, effective November 1, 2007)
            Fred G. Weiss (term began, effective November 1, 2007)
            Richard R. West (term began, effective November 1, 2007)

            The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

            Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business since 1991.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

-----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
-----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock Basic
Value Principal
Protected Fund        $25,300      $27,400           $0            $0           $6,100        $6,100          $1,049         $0
-----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
            Entity Name                           Year End           Year End
            --------------------------------------------------------------------
            BlackRock Basic Value Principal
            Protected Fund                        $294,649         $2,967,000
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock Basic Value Principal Protected Fund of
    BlackRock Principal Protected Trust

Date: August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock Basic Value Principal Protected Fund of
    BlackRock Principal Protected Trust

Date: August 22, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock Basic Value Principal Protected Fund of
    BlackRock Principal Protected Trust

Date: August 22, 2008